American Beacon Small Cap Value Fund

Supplement dated July 31, 2020 to the

Prospectus and Statement of Additional Information
dated February 28, 2020, as previously supplemented or amended

On July 31, 2020, Franklin Resources, Inc. (“Franklin”) acquired the parent company of Brandywine Global Investment Management, LLC (“Brandywine Global”), a sub-advisor to the American Beacon Small Cap Value Fund (the “Fund”) (the “Transaction”). Following the Transaction, Brandywine Global became a wholly owned indirect subsidiary of Franklin. Therefore, effective immediately, the following changes are made to the Fund’s Prospectus and Statement of Additional Information:

1)	In the Prospectus, in the “Fund Management - The Sub-Advisors” section, the first paragraph regarding Brandywine Global is deleted and replaced with the following:

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“Brandywine Global’’), 1735 Market Street, Suite 1800, Philadelphia, PA 19103, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned indirect subsidiary of Franklin Resources, Inc. As of December 31, 2019, Brandywine Global had assets under management totaling approximately $76.2 billion, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities.

2)	In the Statement of Additional Information, in the “Investment Sub-Advisory Agreements” section, the table relating to Brandywine Global is deleted and replaced with the following:

Brandywine Global Investment Management, LLC ("Brandywine Global")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Legg Mason, Inc.	Direct Owner	Financial Services
Franklin Resources, Inc.	Indirect Owner	Financial Services

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